                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated February 10, 1999 on the consolidated financial statements of Maker Communications, Inc. (and to all references to our Firm) included in or made a part of this current report on Form 8-K.


                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 16, 2000